Exploration Expense	3 Months Ended
Mar. 31, 2016
Text Block [Abstract]
Exploration Expense
16.	EXPLORATION EXPENSE

For the three months ended March 31, 2016 and 2015, we incurred approximately $1.0 million and $0.5 million, respectively, in exploration expenses. Approximately $0.2 million of the expense incurred in 2016 was due to geological and geophysical type expenditures and the remaining $0.8 million was due to two exploratory wells that were abandoned at various stages that resulted in dry hole expense in the Appalachian Basin. The expense incurred in 2015 was due to geological and geophysical type expenditures.